EXHIBIT 99


In accordance with SEC Release 33-8238, this certification is to be treated as "furnished" rather than "filed" as part of the report.


                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of the Caribbean Refrescos, Inc. Thrift Plan (the "Plan") on Form 11-K for the fiscal year ended December 31, 2002 (the "Report"), we, Marilyn Figueroa and Nelson Ramos, Members of the Thrift Plan Committee of Caribbean Refrescos, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  to our knowledge, the Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


                                    /s/ MARILYN FIGUEROA
                                        -----------------------------------
                                        Marilyn Figueroa
                                        Chairman, Thrift Plan Committee of
                                          Caribbean Refrescos, Inc.
                                        June 27, 2003

                                    /S/ NELSON RAMOS
                                        -----------------------------------
                                        Nelson Ramos
                                        Member, Thrift Plan Committee of
                                          Caribbean Refrescos, Inc.
                                        June 27, 2003

A signed original of this written statement required by Section 906 has been provided to the Caribbean Refrescos, Inc. Thrift Plan and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.